Asure Software

Patrick Goepel, CEO

Vision & Overview

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:
Statements made in this presentation regarding Asure's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. Such risks and uncertainties could cause actual results to differ from those contained in the forward-looking statements.

ASURE SOFTWARE

Workplace Productivity


People
Scheduling
Resources

iemployee
550+ Active Clients

netsimplicity
920+ Active Clients

Sample Customer Base

Corporate

- NORTEL
- GE
- BLACK&DECKER
- salesforce.com Success On Demand
- Nike
- RUST-OLEUM BRANDS
- AIG
- ca
- gsk GlaxoSmithKline
- LOCKHEED MARTIN
- DELL
- United Way
- Microsoft
- John Hancock

Education

- NORTHWESTERN UNIVERSITY
- KU THE UNIVERSITY OF KANSAS
- Notre Dame
- Duke UNIVERSITY
- EMBRY-RIDDLE AERONAUTICAL UNIVERSITY
- HCDE Harris County Department of Education
- THE UNIVERSITY of NORTH CAROLINA at CHAPEL HILL
- THE UNIVERSITY of TENNESSEE UT
- Cornell University

Healthcare

- KAISER PERMANENTE.
- American Red Cross
- THE UNIVERSITY OF TEXAS MD ANDERSON CANCER CENTER
- Sandia National Laboratories
- CDC CENTERS FOR DISEASE CONTROL AND PREVENTION
- TEXAS Department of Family and Protective Services
- The Ottawa Hospital L'Hôpital d'Ottawa

Legal

- BAKER & MCKENZIE
- JENNER&BLOCK
- LATHAM&WATKINS LLP
- WILENTZ WILENTZ, GOLDMAN & SPITZER P.A.
- Frost Brown Todd LLC
- FR FISH & RICHARDSON P.C.

Asure Objective

Be the leading cloud based provider of *Workplace Optimization Software* to the market.

•Provide easy, affordable, essential web applications that lower costs through employee self service

•Execute on a well planned strategy:

- Intelligent strategic acquisitions, and subsequent integration
- Complementary solutions driving cross-marketing opportunities
- Capitalize existing web marketing / direct sales model for domestic and international expansion
- Further leverage cloud model to grow recurring revenue and capitalize on growing mid-market opportunities for web based applications.

Recent Accomplishments

- Bought out Austin Lease, saving $120K /month in free cash flow *(Q2 '10 write off of $1.2M)*
- Converted 80% of Ceridian clients to direct customers; close to 100% revenue retention
- First profitable quarter in 2 ½ years *(Q4 '09)*
  - Goal of $5M / Year in MYP
- Exited Legacy Intellectual Property business
- Maintained NASDAQ compliance

Net Operating Losses



140,000,000
120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
1/1/2009
1/1/2011
1/1/2013
1/1/2015
1/1/2017
1/1/2019
1/1/2021
1/1/2023
1/1/2025
1/1/2027

Change of Control	
7/15/09	31%
12/31/09	31%
6/26/10	28%
10/5/10	11%
7/15/12	0%

Recent Progress, $M

(Q4 '10 earnings guidance was $0.02 - $0.04 per share)

	2009				2010			
	Q1	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**	**Q3**	**Q4**
Total Revenue	**$2.5**	**$2.3**	**$2.4**	**$2.6**	**$2.5**	**$2.6**	**$2.5**	TBA
Total Expense	$3.9	$5.0	$7.0	$2.7	$2.7	$3.7	$2.5	TBA
EBITDA	**($1.1)**	**($2.4)**	**($4.4)**	**$0.2**	**$0.1**	**($0.8)**	**$0.2**	**TBA**
Net Income	**($1.4)**	**($2.7)**	**($4.7)**	**($0.1)**	**($0.2)**	**($1.0)**	**$0.0**	**TBA**
EPS	($0.44)	($0.85)	($1.50)	($0.02)	($0.06)	($0.33)	$0.00	2-4 ¢
Owner's Equity	$10.4	$5.2	$3.9	$3.9	$3.6	$2.6	$2.6	TBA
Cash	$11.1	$9.8	$3.0	$2.3	$2.0	$0.7	$0.8	TBA

Asure Adjusted EBITDA

Exc. 1-Time (Quarterly, $M)



$0.6
$0.4
$0.2
$0.0
($0.2)
($0.4)
($0.6)
($0.8)
($1.0)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2009 A
2010 A

ASURE SOFTWARE

2011 Plan Targets

- 20% repetitive growth in both businesses
- Profitable Growth
- 100% SaaS by 2012
- Ready for acquisition in 2011
  - Target of $5M / Year in MYP
- Targeting Revenue Retention in the Mid 80%s
- 4% Price increases

ASURE SOFTWARE

Multi-Year View, $M

(Q4 '10 earnings guidance was $0.02 - $0.04 per share)

			TARGETS			
	FY '09	FY '10	FY '11	FY '12	FY '13	FY '14
Total Revenue	**$9.8**	**TBA**	**$11**	**$17**	**$22**	**$29**
Total Expense	$18.6	TBA	$11	$16	$20	$23
EBITDA	**($7.6)**	**TBA**	**$1**	**$2**	**$3**	**$6**
Net Income	**($8.8)**	**TBA**	**$0**	**$1**	**$3**	**$5**
EPS	($2.82)	(37-35 ¢)	$0.09	$0.43	$0.86	$1.71
Owner's Equity	$3.9	TBA				
Cash	$2.3	TBA				
Debt	$0.0	TBA				
EV - Revenue	n/a	n/a	$28	$43	$67	$86
Revenue Multiple			*2.5*	*2.5*	*3.0*	*3.0*
EV - EBITDA	n/a	n/a	n/a	$24	$52	$93
EBITDA Multiple				*10*	*15*	*15*